STOCKHOLDERS' AGREEMENT


         THIS STOCKHOLDERS' AGREEMENT ("Agreement") made as of the 29th day of July, 1997 by and among HLM Design, Inc., a Delaware corporation (the "Company"), Joe Harris ("Harris"), Vernon Brannon ("Brannon"), Bill Blalock ("Blalock"), and Pacific Capital, L.P., a Delaware limited partnership ("Pacific Capital"), Equitas, L.P., a Delaware limited partnership ("Equitas"), and Clay Caroland ("Caroland") and Shannon LeRoy ("LeRoy").

                               W I T N E S E T H:

         WHEREAS, the parties hereto own the securities of the Company as set forth on Schedule I; and

         WHEREAS, the parties desire to enter into certain agreements with respect to the voting and transfer of the securities of the Company and various other matters, all as set forth herein: supplementing those agreements made in the Note Purchase Agreement (as hereinafter defined).

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                                   DEFINITIONS

         "Board" means the Board of Directors of the Company.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware, on March 6, 1997.

         "Common Stock" means the Common Stock of the Company.

         "Holders" means all parties to this Agreement.

         "Note Purchase Agreement" means that certain Note Purchase Agreement dated as of May 30, 1997 by and between the Company, Hansen Lind Meyer Inc., an Iowa corporation, BBH Corp., a Delaware corporation, Pacific Capital and Equitas, as amended from time to time.

         "Public Offering" means a bona fide firm commitment initial underwritten offering of Common Stock pursuant to a registration statement filed with and


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declared effective by the Securities and Exchange Commission which yields proceeds to the Company of at least Five Million Dollars ($5,000,000).

         "Venture Investors" means Pacific Capital, Equitas, Caroland and LeRoy and their permitted successors and assigns.



                                    SECTION 1
                                     GENERAL

         SECTION 1.1 Board Composition. So long as the Secured Indebtedness (as
                     -----------------
defined in the Note Purchase Agreement) is outstanding, Pacific Capital and Equitas each will hold one seat on the Board as provided under the Note Purchase Agreement. Any vacancy in the Board occurring because of the death, resignation or removal of a director designated by Pacific Capital and/or Equitas shall be immediately filled by designation by Pacific Capital and/or Equitas, as applicable, provided however, any such replacement director designated by
            ----------------
Pacific Capital and/or Equitas shall be subject to the prior unanimous written approval of all the directors of the Company, which approval shall be at the sole discretion of such other directors. A director designated by Pacific Capital and/or Equitas may be removed from the Board without cause only by Pacific Capital and/or Equitas, as applicable. Notwithstanding the foregoing, the business of the Company's Board of Directors shall not be delayed by the failure of either Pacific Capital or Equitas to designate a representative to the Company's Board.

         SECTION 1.2 Further Assurances. Each Holder shall (i) vote all Common
                     ------------------
Stock, (ii) execute and deliver such further documents, (iii) take such further action, and (iv) use such Holder's best efforts to cause the Board to vote in such a manner as may be necessary or desirable to carry out the purposes and intent of this Agreement and the Note Purchase Agreement. Each Holder agrees to vote all Common Stock owned by such Holder, and to take all such other actions as may be necessary, to ensure that the Company's Certificate of Incorporation and Bylaws do not, at any time, conflict with the provisions of this Agreement.

         SECTION 1.3 No Other Voting Arrangements. The parties hereto
                     ----------------------------
acknowledge that the execution and performance of this Agreement by the parties hereto is a condition of the execution and performance by Pacific Capital and Equitas of the Note Purchase Agreement and the transaction contemplated thereby. Each party hereto represents and warrants to each other party hereto that such party has no knowledge of any written or oral agreements or arrangements with respect to the voting of securities of the Company, other than set forth in this Agreement, the Note Purchase Agreement and Transaction Documents as such term is defined in the Note Purchase Agreement and in the Stockholders' Voting Agreement dated as of May 29, 1997 by and among Harris, Brannon and Blalock. Any agreements or arrangements other than those set forth above shall be void as against, and shall not be recognized or given effect by, the parties hereto. Each party shall promptly notify each other party hereto upon learning of the existence of any such agreement or arrangement.

         SECTION 1.4 Outstanding Capital Stock. Subject to the provisions of the
                     -------------------------
Note Purchase Agreement (which shall control in case of conflict), for purposes of this Agreement and

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notwithstanding any provision to the contrary set forth herein, immediately upon and following the date hereof (i) all shares of Common Stock to which each of the Venture Investors in entitled upon the exercise of their respective common stock purchase warrants as set forth on Schedule I shall be deemed to be issued
                                        ----------
and outstanding Common Stock held in the name of such Venture Investor, as applicable, and (ii) each Venture Investor shall be deemed a Holder entitled to all rights set forth in this Agreement as if all the shares of Common Stock underlying such unexercised common stock purchase warrants or any portion thereof were issued and outstanding shares held in the name of such Venture Investor; provided, however, that until exercise of the applicable warrants the Venture Investors shall not have voting rights or other rights as a stockholder of the Company, as provided in the Note Purchase Agreement.

                                    SECTION 2
                             RESTRICTION ON TRANSFER

         SECTION 2.1 Legend. So long as this Agreement remains in effect, there
                     ------
shall be noted conspicuously upon each certificate representing shares of Common Stock the following statement:


                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS (THE "LAWS"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT IT MAY BE TRANSFERRED IN COMPLIANCE WITH THE ACT AND THE LAWS. THE TRANSFER OR OTHER DISPOSITION OF THIS SECURITY IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN A STOCKHOLDERS' AGREEMENT DATED AS OF _____________, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME TO WHICH THE HOLDER OF THIS SECURITY IS A PARTY, AND THIS SECURITY SHALL NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. A COPY OF SAID AGREEMENT IS ON FILE WITH THE COMPANY.

         SECTION 2.2 Permitted Transfers. Notwithstanding anything to the
                     -------------------
contrary contained herein, any Holder may sell any or all of the Common Stock owned by such Holder without the necessity of complying with any of the terms and conditions of this Agreement under any of the following circumstances:

                  (a) pursuant to any pledge, hypothecation, assignment as collateral security or other encumbrance entered into by any Holder in connection with a bona fide borrowing of money or guaranty thereof not designed or intended to circumvent the provisions of this Agreement and any sale by the creditor in such transaction upon foreclosure of such borrowing or enforcement of such guaranty, provided that, prior to taking such collateral security, such
                  -------------
creditor (i) agrees that the shares of Common Stock acquired by it are subject to the provisions of this Agreement and (ii) gives the other Holders a thirty
(30) day right of first refusal to buy the Common Stock upon any sale thereof by such creditor; and


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


                  (b) if such Transfer is to an "affiliate" of such Holder (as that term is defined in Rule 144 promulgated under the Securities Act of 1933) or to any member of such Holder's immediate family, his heirs, executors or legal representatives of trustees of an inter vivos trust or testamentary trust for the benefit of members of such Holder's immediate family, provided, that any
                                                              --------
Common Stock so Transferred shall remain subject to the terms of this Agreement.

          SECTION 2.3 Agreement by Transferee. Notwithstanding any other
                      -----------------------
provision herein, no Holder shall transfer any Common Stock to any third party, including affiliates of such Holder pursuant to Section 2.2 or otherwise, unless and until such third party shall have executed an agreement in form and substance reasonably satisfactory to the Company and the other Holders, pursuant to which such third party agrees that the Common Stock acquired by it are subject to the provisions of this Agreement.


                                   SECTION 3
                                 CO-SALE RIGHTS

          If a Holder ("Selling Holder"), other than any or all of the Venture Investors, proposes to sell any of his Common Stock to a prospective purchaser (a "Co-Sale Event"), each of the Venture Investors shall have the right and option to require such prospective purchaser to purchase all, or at the election of the Venture Investor, a portion, of such Venture Investor's Common Stock at the same price and upon the same terms and conditions given the Selling Holder ("Co-Sale Rights"), provided that such Co-Sale Rights shall not permit any
                    -------------
Venture Investor to require such prospective purchaser(s) to purchase a greater percentage of such Venture Investor's Common Stock holdings than is being sold by the Selling Holder (e.g. if Selling Holder is selling a number of shares equal to 60% of his respective common stock holdings in the Company, each of the Venture Investors is entitled to Co-Sale Rights with respect to the number of shares of Common Stock equal to 60% of such Venture Investor's respective common stock holdings in the Company). For purposes of this Section 3, each of the Venture Investors shall be entitled to exercise their respective common stock purchase warrants for the number of shares of Common Stock necessary to effectuate the transactions contemplated by this Section 3. The Selling Holder shall give each of the Venture Investors written notice of the Co-Sale Event including the proposed terms and conditions thereof ("Written Notice of Co-Sale Event"). The Venture Investor(s) may exercise their Co-Sale Rights by delivering written notice to the Selling Holder within twenty (20) days after the Venture Investor receives the Written Notice of Co-Sale Event. In the event of the exercise of such a right by a Venture Investor, the purchase of such Venture Investor's Common Stock by the prospective purchaser(s) upon the same terms and conditions as offered to the Selling Holder shall be an express condition to the consummation of the Selling Holder's sale of his Common Stock to such prospective purchaser(s). The term "prospective purchaser" as used herein shall include any third party and any party to this Agreement.

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


                                   SECTION 4
                      ISSUANCE OF ADDITIONAL CAPITAL STOCK

          The Company shall not issue or sell any additional shares of Common Stock except in compliance with the provisions of the Note Purchase Agreement and the applicable common stock purchase warrant agreement.


                                    SECTION 5
                                 MISCELLANEOUS

          SECTION 5.1 Binding Effect. Subject to the limitations on transfer set
                      --------------
forth herein, this Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


          SECTION 5.2 Amendment. This Agreement may be amended or supplemented,
                      ---------
and the observance of any term hereof of thereof may be waived, only with the written consent of all the parties hereto.

          SECTION 5.3 Termination. This Agreement shall terminate and have no
                      -----------
further force or effect upon the closing of, or with respect to, a Public Offering.

          SECTION 5.4 Governing Law. The interpretation, validity and
                      -------------
performance of the terms of this Agreement shall be governed by the laws of the State of Delaware, regardless of the law that might be applied under principles of conflict of law.

          SECTION 5.5 Notices. All communications under this Agreement shall be
                      -------
in writing and sent by certified or registered mail, return receipt requested, courier or overnight mail (i) if to a Holder as of the date hereof, to such Holder's address set forth on the signature page hereto, or at such other address as such Holder may have furnished to the other parties hereto in writing, (ii) if to a Holder who became such after the date hereof, to such Holder's address listed in the securities transfer books of the company, or at such other address as such Holder shall have furnished to the other parties hereto in writing, and (iii) if to the Company to HLM Design, Inc., Suite 2950, 121 West Trade Street, Charlotte, NC 28202, or at such other address as is shall have furnished to the other parties hereto in writing. Any written communication so addressed, sent by certified or registered mail, return receipt requested, courier or overnight mail, shall be deemed to have been given when sent or mailed. All other written communications shall be deemed to have been given upon receipt thereof.


          SECTION 5.6 Headings. The section and other headings contained in this
                      --------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          SECTION 5.7 Counterparts. This Agreement may be executed and delivered
                      ------------
in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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


                  SECTION 5.8 Specific Performance. The parties hereto
                              --------------------
acknowledge that payment of monetary damages may not be sufficient to adequately remedy a breach or prospective breach of the terms and provisions of this Agreement and, therefore, the parties hereto consent to the application of equitable remedies, including, without limitation, specific performance, to enforce the terms and provisions of this Agreement.

                  IN WITNESS WHEREOF, this Stockholders Agreement has been executed as of the date first written above.


                              THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                              UNDERSTANDING OF THE TERMS OF THIS AGREEMENT
                              AND AGREE TO BE BOUND THEREBY:

                              Company:

                              HLM Design, Inc.

                              By: /s/ Joe Harris
                              ---------------------------------------------
                              Title: President
                                     --------------------------------------


                              Shareholders:

                              /s/ Joe Harris
                              ---------------------------------------------
                              Joe Harris
                              Address: 21120 Blakely Shores
                                       ------------------------------------
                              Charlotte, NC  28031
                              ---------------------------------------------


                              /s/ Vernon Brannon
                              ---------------------------------------------
                              Vernon Brannon
                              Address: 5301 Mirabell Road, Charlotte, NC 28226
                                       ---------------------------------------


                              /s/ William Blalock
                              ----------------------------------------------
                              William J. Blalock
                              Address: 133 Lauren Street S.W., Aiken, SC 29801
                                       ---------------------------------------

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





          (continuation of signature page to Stockholders' Agreement)

                              PACIFIC CAPITAL, L.P.


                              By:  Pacific Capital Corporation
                              Its: General Partner


                              By:  /s/ illegible signature
                                   -----------------------------------------
                              Title: Vice Chairman
                                     ---------------------------------------
                              Address:  2401 Plymouth Road, Suite
                                        ------------------------------------
                              Ann Arbor, MI 48105
                              ----------------------------------------------


                              EQUITAS, L.P.

                              By: Tennessee Business Investments, Inc.
                              Its: General Partner


                                   By: /s/ Shannon LeRoy
                                       -------------------------------------
                                   Title:  President
                                          ----------------------------------
                                   Address:  2000 Glen Echo Road, Suite 10
                                             -------------------------------
                                   Nashville, TN  37215
                                   -----------------------------------------


                              /s/ Clay Caroland
                              -----------------------------------------------
                              Clay Caroland
                              Address: 113 Clarendon Ave, Nashville, TN 37205
                                       --------------------------------------

                              /s/ Shannon LeRoy
                              -----------------------------------------------
                              Shannon LeRoy
                              Address: 312 Allen Place, Nashville, TN 37205
                                       --------------------------------------

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



                                   SCHEDULE I
                                   ----------


                                  Shares of Common Stock Deemed Outstanding*
                                  ------------------------------------------
Joe Harris                                           20,500
Vernon Brannon                                       20,500
William Blalock                                       7,500
Pacific Capital, L.P.**                               7,761
Equitas, L.P.**                                       4,887
Clay Caroland**                                         862
Shannon LeRoy**                                         862
                                                   ________

                         TOTAL***                    62,872


* To be adjusted for stock splits, stock dividends, recapitalizations and the like.
** Number of shares include the number of shares of Common Stock underlying those certain Common Stock Purchase Warrants issued by the Company in favor of each of these parties, which shares shall be deemed issued and outstanding for purposes of this Agreement.
** Total Number of Shares deemed issued and outstanding for purposes of this Agreement (but not reflected in the 62,872 total) shares held by other shareholders whom are not parties to this Agreement.

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